UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

May 24, 2021

VORNADO REALTY TRUST

(Exact Name of Registrant as Specified in Charter)

Maryland	No. 001-11954	No. 22-1657560
(State or Other	(Commission	(IRS Employer
Jurisdiction of Incorporation)	File Number)	Identification No.)

VORNADO REALTY L.P.

(Exact Name of Registrant as Specified in Charter)

Delaware	No. 001-34482	No. 13-3925979
(State or Other	(Commission	(IRS Employer
Jurisdiction of Incorporation)	File Number)	Identification No.)

888 Seventh Avenue New York, New York	10019
(Address of Principal Executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 894-7000

Former name or former address, if changed since last report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

…

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

.

Securities registered pursuant to Section 12(b) of the Act:

Registrant	Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Vornado Realty Trust	Common Shares of beneficial interest, $.04 par value per share	VNO	New York Stock Exchange
Cumulative Redeemable Preferred Shares of beneficial interest, liquidation preference $25.00 per share
Vornado Realty Trust	5.70% Series K	VNO/PK	New York Stock Exchange
Vornado Realty Trust	5.40% Series L	VNO/PL	New York Stock Exchange
Vornado Realty Trust	5.25% Series M	VNO/PM	New York Stock Exchange
Vornado Realty Trust	5.25% Series N	VNO/PN	New York Stock Exchange

Item 8.01.	Other Events.

On May 24, 2021, Vornado Realty L.P. (the “Company”), the operating partnership through which Vornado Realty Trust, a fully integrated real estate investment trust organized under the laws of Maryland, conducts its business and owns substantially all of its interests in properties, issued and sold (i) $400,000,000 aggregate principal amount of its 2.150% Notes due 2026 and (ii) $350,000,000 aggregate principal amount of its 3.400% Notes due 2031 (collectively, the “Notes”) in an underwritten public offering (the “Offering”) pursuant to an effective shelf registration statement. Vornado Realty Trust is the sole general partner of, and owned approximately 92.7% of the common limited partnership interests in, Vornado Realty L.P. as of March 31, 2021. In connection with the Offering, the Company entered into an underwriting agreement with Citigroup Global Markets Inc., BMO Capital Markets Corp., J.P. Morgan Securities LLC and Mizuho Securities USA LLC, as representatives of the several underwriters of the Offering. A copy of that underwriting agreement is attached hereto as Exhibit 1.1 and incorporated herein by reference. The opinion of Sullivan & Cromwell LLP with respect to the validity of the Notes and the opinion of Venable LLP with respect to certain matters relating to Vornado Realty Trust, a Maryland real estate investment trust and the sole general partner of the Company, are attached hereto as Exhibits 5.1 and 5.2, respectively, and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

1.1	Underwriting Agreement, dated May 13, 2021, among Vornado Realty L.P. and Citigroup Global Markets Inc., BMO Capital Markets Corp., J.P. Morgan Securities LLC and Mizuho Securities USA LLC as representatives of the several underwriters.

5.1	Opinion of Sullivan & Cromwell LLP as to validity of the Notes.

5.2	Opinion of Venable LLP.

23.1	Consent of Sullivan & Cromwell LLP (included in Exhibit 5.1).

23.2	Consent of Venable LLP (included in Exhibit 5.2).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VORNADO REALTY TRUST
(Registrant)

By:	/s/ Matthew Iocco
Name:	Matthew Iocco
Title:	Chief Accounting Officer (duly authorized officer and principal accounting officer)

Date: May 24, 2021

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VORNADO REALTY L.P.
(Registrant)

By:	VORNADO REALTY TRUST,
Sole General Partner

By:	/s/ Matthew Iocco
Name:	Matthew Iocco
Title:	Chief Accounting Officer of Vornado Realty Trust, sole General Partner of Vornado Realty L.P. (duly authorized officer and principal accounting officer)

Date: May 24, 2021